UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-21058

Aetos Capital Long/Short Strategies Fund, LLC

(Exact name of registrant as specified in charter)

c/o Aetos Capital, LLC

875 Third Avenue

New York, NY 10022

(Address of principal executive offices) (Zip code)

Harold Schaaff

Aetos Capital, LLC

New York, NY 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-201-2500

Date of fiscal year end: January 31

Date of reporting period: January 31, 2018

Item 1. Reports to Stockholders.

AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC

AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC

AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC

(Delaware Limited Liability Companies)

Financial Statements

January 31, 2018

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of each period. The Funds’ Forms N-Q are available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-212-201-2500; and (ii) on the Commission's website at http://www.sec.gov

Aetos Capital Multi-Strategy Arbitrage Fund, LLC

Fund Commentary

For the year ended January 31, 2018

(Unaudited)

The Aetos Capital Multi-Strategy Arbitrage Fund, LLC (the “Fund”) allocates its assets among a select group of portfolio managers that utilize a variety of arbitrage strategies while seeking to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes.

The Fund includes allocations to event arbitrage, fixed income arbitrage and long/short credit. Event arbitrage managers seek to identify mispricings in securities that will be resolved through an anticipated event, which can include mergers, acquisitions, spinoffs, recapitalizations and bankruptcies (either entering into or emerging from them). Fixed income arbitrage managers seek to identify discrepancies in the prices of securities that are very closely related and arbitrage that discrepancy. Long/short credit managers seek to identify mispricings in securities based on fundamental security selection.

For the year ended January 31, 2018, the Fund had a total return of +7.35%.1 For the period from commencement of investment activities on September 1, 2002 through January 31, 2018, the Fund had an annualized return of +4.36%.

Merger arbitrage was a solid contributor within the Fund. The most notable winners were cross-border transactions in the healthcare and technology sectors, including Johnson & Johnson’s acquisition of Actelion (completed in June) and Qualcomm’s outstanding bid for NXP; however, some portfolios suffered losses in November as the US Department of Justice sued to block a merger in the media/telecom space. Our outlook for the strategy remains constructive as Mergers and Acquisitions ended 2017 on a strong note. Moreover, recent changes to the US tax code could incentivize companies to repatriate their foreign cash holdings, creating a tailwind for domestic M&A (and creating new opportunities in merger arbitrage).

Other event-driven strategies also contributed gains, particularly event-driven equities, with the Fund’s Europe-focused manager generating gains from financials and Spanish restructurings. Event-distressed and long/short credit strategies also delivered strong performance, with gains in liquidations and a variety of restructurings (including those of a Japanese electronics company and an American gaming & entertainment company).

Fixed income arbitrage was another source of profits. Both of the Fund’s managers earned profits in every month of the reporting period, highlighting the steady nature of their returns. Structured products, including RMBS and student loan securitizations, were the largest contributors to strategy performance. Additional gains came from hedged positions across sovereign yield curves and G7 swap spreads. Fixed income arbitrage strategies remain attractive, and could benefit from a global shift in monetary policies.

[1]	Returns are net of expenses and fees incurred at the Fund level and do not reflect investment management fees paid outside of the Fund.

1

Aetos Capital Distressed Investment Strategies Fund, LLC

Fund Commentary

For the year ended January 31, 2018

(Unaudited)

The Aetos Capital Distressed Investment Strategies Fund, LLC (the “Fund”) allocates its assets among a select group of portfolio managers across a variety of credit and distressed investment strategies while seeking to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes.

The Fund allocates to investment managers that buy the securities (generally bonds and bank loans) of companies that are in bankruptcy or in danger of bankruptcy, as well as other assets, such as structured products (including RMBS and CMBS) and post-reorganization equities. Managers seek to identify situations where they can buy these securities at a discount to their eventual value because traditional fixed income managers may not want to or be able to own them once they have been downgraded or are in default. The sellers may also not have the expertise and patience to go through a restructuring process. This kind of investing involves credit analysis, legal expertise and (often) negotiating ability, as the manager must determine the value of the underlying securities, the likely timing and resolution of a restructuring/refinancing process and also may need to negotiate with other creditors. Additionally, certain managers express their company-specific and market views through shorting, often with credit default swaps.

For the year ended January 31, 2018, the Fund had a total return of +3.66%.1 For the period from commencement of investment activities on September 1, 2002 through January 31, 2018, the Fund had an annualized return of +7.59%.

During the reporting period, our managers generated returns from investments in corporate restructurings as companies either completed exits from bankruptcy or progressed meaningfully toward negotiated resolutions. Liquidations, restructured equities, and structured credit were also contributors. In liquidations, notable positions included investments in the Lehman Brothers complex, Icelandic financials, and a European airline company. In restructured equities, managers realized gains on investments in the media, telecom, and energy sectors. In structured credit, one of the Fund’s managers earned profits in crisis-era CDOs, while others added value in MBS and monoline insurance. There were, however, some notable detractors. In the summer, one of our managers wrote off its position in the junior debt of a Spanish bank that was forced into insolvency and sold to a competitor. Other detractors included short positions in performing credit and positions in the debt of a restructuring municipality.

We were encouraged by the Fund’s performance during the reporting period and are optimistic about new opportunities. While it is true that tight credit spreads and late-cycle conditions are less conducive to traditional distressed investing, our managers have demonstrated their ability to succeed in this environment. We also remain confident in our short-biased credit manager who provides a degree of market protection and has demonstrated its ability to generate alpha on the short side through fundamental security selection.

[1]	Returns are net of expenses and fees incurred at the Fund level and do not reflect investment management fees paid outside of the Fund.

2

Aetos Capital Long/Short Strategies Fund, LLC

Fund Commentary

For the year ended January 31, 2018

(Unaudited)

The Aetos Capital Long/Short Strategies Fund, LLC (the “Fund”) allocates its assets among a select group of portfolio managers across a variety of long/short strategies while seeking to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes. The Fund comprises managers of primarily stock portfolios that are constructed on a bottom-up, fundamental basis.

For the year ended January 31, 2018, the Fund had a total return of +9.17%.1 For the period from commencement of investment activities on September 1, 2002 through January 31, 2018, the Fund had an annualized return of +5.15%, delivering more than half the performance on an annualized basis of both the S&P 500 (+9.80%) and MSCI ACWI (+8.84%) and outperforming both on a beta-adjusted basis (0.23 to both indices since inception).

Our managers generated profits in a wide range of companies and industries and, in particular, benefited from the sharp rebound in growth equities, which had underperformed during the prior reporting period. The majority of gains came from the long sides of portfolios, which is typically the case in upward-trending markets. While managers were able to generate alpha in a number of short positions, the overall shorting environment was challenging. Net exposures for the Fund increased modestly as a result, but remained within normal ranges.

The most successful themes for the year included: Internet franchises with dominant footprints in the social media, online retail, and search verticals; software developers providing differentiated solutions for design, engineering, gaming, security, and enterprise use; semiconductor applications for computing (memory, storage, and processing), automobiles, and communications; aviation businesses including low-cost and regional airlines, equipment manufacturers, and maintenance providers; biopharma and healthcare services business, especially in the mid-cap space; cyclical emerging market companies in the industrial, material, and financial sectors; and established brands in the cable and hospitality industries that are succeeding amid evolving competitive landscapes.

Notable detractors were limited. For longs, detractors included a printing technology company that disclosed accounting issues and reported poor earnings, and a pharmaceuticals company that saw its outlook deteriorate amid tougher competition in generic drugs. In both cases, managers continue to hold these stocks and have opportunistically added on weakness. For shorts, positions in an electric vehicle manufacturer and in a Chinese real estate firm incurred losses for several managers. While the former position remains in portfolios, the latter has mostly been covered.

We were pleased with the Fund’s performance, especially given our managers’ relatively low beta exposures. With inter-stock correlations falling to their lowest levels since 2000 and sector dispersion on the rise, we believe a rich opportunity set will persist over the coming quarters.

[1]	Returns are net of expenses and fees incurred at the Fund level and do not reflect investment management fees paid outside of the Fund.

3

Report of Independent Registered Public Accounting Firm

To the Board of Managers and Members of

Aetos Capital Multi-Strategy Arbitrage Fund, LLC

Aetos Capital Distressed Investment Strategies Fund, LLC

Aetos Capital Long/Short Strategies Fund, LLC

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Aetos Capital Multi-Strategy Arbitrage Fund, LLC, Aetos Capital Distressed Investment Strategies Fund, LLC, and Aetos Capital Long/Short Strategies Fund, LLC (hereafter collectively referred to as the "Funds") as of January 31, 2018, the related statements of operations and cash flows for the year ended January 31, 2018, the statements of changes in members' capital for each of the two years in the period ended January 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2018 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2018, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their members' capital for each of the two years in the period ended January 31, 2018 and each of the financial highlights for each of the five years in the period ended January 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2018 by correspondence with the portfolio funds, custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

March 29, 2018

We have served as the auditor of one or more investment companies in the Aetos Capital Funds since 2002.

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017 T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

4

Aetos Capital Multi-Strategy Arbitrage Fund, LLC

Schedule of Investments

January 31, 2018

Investments	Date(s) of Acquisition	Cost	Fair Value	Percentage of Members' Capital (1)	Liquidity

Investments in Portfolio Funds**
Event Driven Arbitrage (3)
Davidson Kempner Partners	01/01/06 - 07/01/12	$55,852,249	$91,409,313	17.87%	Semi-Annual
Farallon Capital Offshore Investors, Inc.	02/01/07 - 04/01/12	55,034,071	88,183,265	17.24	Semi-Annual*
Governors Lane Onshore Fund LP	08/01/15 - 08/01/16	35,000,000	38,975,597	7.62	Quarterly*
Luxor Capital Partners Liquidating SPV, LLC	05/01/16 - 07/01/16	1,526,331	1,873,045	0.37	Liquidating
Oceanwood Opportunities Fund L.P.	02/01/12 - 07/01/16	50,729,279	70,095,675	13.71	Quarterly
Total Event Driven Arbitrage		198,141,930	290,536,895	56.81

The accompanying notes are an integral part of the financial statements

5

Aetos Capital Multi-Strategy Arbitrage Fund, LLC

Schedule of Investments

January 31, 2018

Investments	Date(s) of Acquisition	Cost	Fair Value	Percentage of Members' Capital (1)	Liquidity

Fixed Income Arbitrage (4)
FFIP, L.P.	01/01/07 - 04/01/12	45,626,936	95,868,242	18.74	Annual*
Parsec Onshore Partners, L.P.	12/01/05 - 04/01/12	39,431,773	55,659,537	10.88	Monthly
Total Fixed Income Arbitrage		85,058,709	151,527,779	29.62

Long/Short Credit (5)
Sound Point Credit Opportunities Fund, L.P.	01/01/17	30,000,000	33,081,224	6.47	Quarterly
Total Long/Short Credit		30,000,000	33,081,224	6.47

Total investments in Portfolio Funds		313,200,639	475,145,898	92.90

Money Market Investment
JPMorgan U.S. Government Money Market Fund, Agency Shares, 0.01%(2) (Shares 42,269,544)		42,269,544	42,269,544	8.27

Total investments		$355,470,183	$517,415,442	101.17%

* The liquidity of the Portfolio Funds may be further restricted due to withdrawal limitations.

** Non-income producing investments.

(1)	Percentages are based on Members’ Capital of $511,438,811.
(2)	Rate disclosed is the 7-day effective yield as of 01/31/18.
(3)	A Portfolio Fund in this strategy invests in securities of companies involved in certain special situations, including mergers, acquisitions, asset sales, spin-offs, balance sheet restructuring, bankruptcy and other situations. These special situations constitute an “event” which the Portfolio Manager believes will trigger a change in the price of securities relative to their current price or close the gap between securities that are being arbitraged.
(4)	A Portfolio Fund in this strategy looks to exploit mispricings between related fixed income instruments, including sovereign debt, corporate debt and derivative instruments such as futures, options and swaps. Exploitable opportunities may be found in closely related securities trading at different prices, in the value between fixed income instruments and related derivative instruments, in the shape of yield curves and in credit spreads. These strategies typically require leverage in order to exploit relatively small mispricings.

The accompanying notes are an integral part of the financial statements

6

Aetos Capital Multi-Strategy Arbitrage Fund, LLC

Schedule of Investments

January 31, 2018

(5)	A Portfolio Fund in this strategy invests in long and short positions in various types of credit instruments such as senior and junior securities of the same corporate issuer, securities of equivalent credit quality from different corporate issuers and different tranches in the complex capital structure of mortgage-backed securities or collateralized loan obligations. The Portfolio Fund will tend to run its investment portfolio with a variable net exposure.

The aggregate cost of investments for tax purposes was $502,773,432. Net unrealized appreciation on investments for tax purposes was $14,642,010 consisting of $34,311,178 of gross unrealized appreciation and $19,669,168 of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 92.90% of Members’ Capital, have been fair valued using NAV as a practical expedient.

The accompanying notes are an integral part of the financial statements

7

Aetos Capital Distressed Investment Strategies Fund, LLC

Schedule of Investments

January 31, 2018

Investments	Date(s) of Acquisition	Cost	Fair Value	Percentage of Members' Capital (1)	Liquidity

Investments in Portfolio Funds***
Distressed - Long Biased (3)
AG Mortgage Value Partners, L.P.	03/01/12 - 05/01/13	$4,312,873	$6,000,706	1.86%	Side Pockets Only
Centerbridge Credit Partners, L.P.	06/01/10 - 05/01/16	30,511,868	42,029,843	13.06	Bi-Annual**
Davidson Kempner Distressed Opportunities Fund LP	11/01/09 - 05/01/13	31,491,740	58,125,819	18.06	Annual
Marble Ridge LP	12/01/16 - 02/01/17	25,000,000	27,738,091	8.62	Quarterly*
Silver Point Capital Fund, L.P.	07/01/08	390,994	931,984	0.29	Side Pockets Only
Total Distressed - Long Biased		91,707,475	134,826,443	41.89

The accompanying notes are an integral part of the financial statements

8

Aetos Capital Distressed Investment Strategies Fund, LLC

Schedule of Investments

January 31, 2018

Investments	Date(s) of Acquisition	Cost	Fair Value	Percentage of Members' Capital (1)	Liquidity

Distressed - Variable Biased (4)
Anchorage Capital Partners, L.P.	09/01/08 - 07/01/16	32,213,735	59,220,915	18.40	Annual*
Aurelius Capital Partners, LP	07/01/08 - 01/01/13	27,192,411	44,603,989	13.85	Semi-Annual*
King Street Capital, L.P.	08/01/07 - 07/01/08	26,065,850	46,581,198	14.47	Quarterly*
Total Distressed - Variable Biased		85,471,996	150,406,102	46.72

Distressed - Short Biased Credit (5)
Anchorage Short Credit Fund, L.P.	11/01/16 - 01/01/18	17,500,000	14,591,944	4.53	Monthly
Total Distressed - Short Biased Credit		17,500,000	14,591,944	4.53

Total investments in Portfolio Funds		194,679,471	299,824,489	93.14

Money Market Investment
JPMorgan U.S. Government Money Market Fund, Agency Shares, 0.01%(2) (Shares 28,998,926)		28,998,926	28,998,926	9.01

Total investments		$223,678,397	$328,823,415	102.15%

* The liquidity of the Portfolio Funds may be further restricted due to withdrawal limitations.

** All or a portion of the investment is subject to lock-up provision.

*** Non-income producing investments.

(1)	Percentages are based on Members’ Capital of $321,894,933.
(2)	Rate disclosed is the 7-day effective yield as of 01/31/18.
(3)	A Portfolio Fund in this strategy invests in securities of companies in various levels of financial distress, including bankruptcy, exchange offers, workouts, financial reorganizations and other credit-related situations. Corporate bankruptcy or distress often causes a company’s securities to trade at a discounted value. The Portfolio Fund will tend to run its investment portfolio with a long bias net exposure.

The accompanying notes are an integral part of the financial statements

9

Aetos Capital Distressed Investment Strategies Fund, LLC

Schedule of Investments

January 31, 2018

(4)	A Portfolio Fund in this strategy invests in securities of companies in various levels of financial distress, including bankruptcy, exchange offers, workouts, financial reorganizations and other credit-related situations. Corporate bankruptcy or distress often causes a company’s securities to trade at a discounted value. The Portfolio Fund will tend to run its investment portfolio with a variable net exposure.
(5)	A Portfolio Fund in this strategy invests in securities of companies in various levels of financial distress, including bankruptcy, exchange offers, workouts, financial reorganizations and other credit-related situations. Corporate bankruptcy or distress often causes a company’s securities to trade at a discounted value. The Portfolio Fund will tend to run its investment portfolio with a short bias net exposure.

The aggregate cost of investments for tax purposes was $298,562,171. Net unrealized appreciation on investments for tax purposes was $30,261,244 consisting of $33,886,057 of gross unrealized appreciation and $3,624,813 of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 93.14% of Members’ Capital, have been fair valued using NAV as a practical expedient.

The accompanying notes are an integral part of the financial statements

10

Aetos Capital Long/Short Strategies Fund, LLC

Schedule of Investments

January 31, 2018

Investments	Date(s) of Acquisition	Cost	Fair Value	Percentage of Members' Capital (1)	Liquidity

Investments in Portfolio Funds***
Directional Equity (3)
Egerton Capital Partners, L.P.	05/01/11 - 05/01/15	$50,152,454	$91,574,327	9.45%	Monthly
Sachem Head LP	05/01/15 - 09/01/17	50,000,000	56,785,564	5.86	Quarterly*
Spindrift Partners, L.P.	01/01/11 - 01/01/17	79,613	109,588	0.01	Side Pockets Only
Total Directional Equity		100,232,067	148,469,479	15.32

The accompanying notes are an integral part of the financial statements

11

Aetos Capital Long/Short Strategies Fund, LLC

Schedule of Investments

January 31, 2018

Investments	Date(s) of Acquisition	Cost	Fair Value	Percentage of Members' Capital (1)	Liquidity
Equity Hedged - Generalist (4)
Eminence Partners, L.P.	01/01/14 - 01/01/17	61,000,000	77,061,626	7.95	Quarterly
Eton Park Fund, L.P.	05/01/15	3,082,488	2,872,044	0.30	Liquidating
Highfields Capital II LP	07/01/13 - 07/01/15	45,000,000	55,115,100	5.69	Semi Annual*
Lakewood Capital Partners, LP	05/01/17 - 09/01/17	65,000,000	68,365,258	7.05	Quarterly**
MW TOPS Fund	05/01/10 - 09/01/17	69,991,385	92,915,166	9.59	Monthly
Nitorum Fund, L.P.	12/01/17	35,000,000	35,615,164	3.67	Annual**
Turiya Fund LP	03/01/12 - 05/01/14	55,275,000	87,404,363	9.02	Quarterly*
Viking Global Equities LP	11/01/05 - 03/01/11	24,795,574	84,890,138	8.76	Annual
Total Equity Hedged - Generalist		359,144,447	504,238,859	52.03

Equity Hedged - Sector Specialist (5)
Cadian Fund LP	07/01/08 - 11/01/13	27,371,158	46,959,167	4.85	Quarterly*
Crescent Park Partners, L.P.	10/01/14 - 02/01/15	29,229,199	35,679,780	3.68	Semi-Annual*
Encompass Capital Fund L.P.	06/01/15 - 07/01/16	35,000,000	44,667,032	4.61	Quarterly*
Long Pond Capital QP Fund, LP	01/01/14 - 02/01/14	42,217,853	61,204,774	6.32	Quarterly*
North River Partners, L.P.	06/01/13 - 11/01/13	39,432,203	65,167,230	6.72	Quarterly
Total Equity Hedged - Sector Specialist		173,250,413	253,677,983	26.18

Short-Biased Equity (6)
Kriticos International Limited	01/01/12 - 12/01/17	64,007,196	37,705,385	3.89	Quarterly**
Total Short-Biased Equity		64,007,196	37,705,385	3.89

Total investments in Portfolio Funds		696,634,123	944,091,706	97.42

Money Market Investment
JPMorgan U.S. Government Money Market Fund, Agency Shares, 0.01%(2) (Shares 28,864,089)		28,864,089	28,864,089	2.98

Total investments		$725,498,212	$972,955,795	100.40%

The accompanying notes are an integral part of the financial statements

12

Aetos Capital Long/Short Strategies Fund, LLC

Schedule of Investments

January 31, 2018

* The liquidity of the Portfolio Funds may be further restricted due to withdrawal limitations.

** All or a portion of the investment is subject to lock-up provision.

*** Non-income producing investments.

(1)	Percentages are based on Members’ Capital of $969,108,487.
(2)	Rate disclosed is the 7-day effective yield as of 01/31/18.
(3)	A Portfolio Fund in this strategy makes investments that combine long positions in undervalued common stocks or corporate bonds and short positions in overvalued common stocks or corporate bonds in order to focus on generating positive returns through the Portfolio Manager’s ability to select securities through fundamental analysis, while hedging out some portion of market risk. The Portfolio Fund will tend to run its investment portfolio with a relatively high or variable net exposure.
(4)	A Portfolio Fund in this strategy makes investments that combine long positions in undervalued common stocks or corporate bonds and short positions in overvalued common stocks or corporate bonds in order to focus on generating positive returns through the Portfolio Manager’s ability to select securities through fundamental analysis, while hedging out some portion of market risk. The Portfolio Fund will tend to run its investment portfolio with a relatively low net exposure and will invest broadly across all market sectors.
(5)	A Portfolio Fund in this strategy makes investments that combine long positions in undervalued common stocks or corporate bonds and short positions in overvalued common stocks or corporate bonds in order to focus on generating positive returns through the Portfolio Manager’s ability to select securities through fundamental analysis, while hedging out some portion of market risk. The Portfolio Fund will tend to run its investment portfolio with a relatively low net exposure and will focus on investing in specific market sectors.
(6)	A Portfolio Fund in this strategy makes investments in short positions in overvalued common stocks or corporate bonds in order to focus on generating positive returns through the Portfolio Manager’s ability to select securities through fundamental analysis, while hedging out some portion of market risk. The Portfolio Fund will tend to run its investment portfolio with a permanent net short or short-only exposure.

The aggregate cost of investments for tax purposes was $855,076,005. Net unrealized appreciation on investments for tax purposes was $117,879,790 consisting of $151,398,882 of gross unrealized appreciation and $33,519,092 of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 97.42% of Members’ Capital, have been fair valued using NAV as a practical expedient.

The accompanying notes are an integral part of the financial statements

13

Statements of Assets and Liabilities

January 31, 2018

		Aetos Capital
	Aetos Capital	Distressed	Aetos Capital
	Multi-Strategy	Investment	Long/Short
	Arbitrage	Strategies	Strategies
	Fund, LLC	Fund, LLC	Fund, LLC
Assets
Investments in Portfolio Funds and Money Market Investment, at cost	$355,470,183	$223,678,397	$725,498,212
Investments in Portfolio Funds and Money Market Investment, at value	$517,415,442	$328,823,415	$972,955,795
Receivable for sale of investments	2,107,412	4,457,291	2,214,118
Accrued income	38,697	17,568	22,945
Total assets	519,561,551	333,298,274	975,192,858

Liabilities
Redemptions of Interests payable	7,493,386	10,878,343	5,330,863
Investment management fees payable	234,517	147,603	444,379
Professional fees payable	359,460	346,770	263,310
Board of Managers’ fees payable	19,083	19,083	19,083
Other accrued expenses	16,294	11,542	26,736
Total liabilities	8,122,740	11,403,341	6,084,371

Net Members’ Capital	$511,438,811	$321,894,933	$969,108,487

Members’ Capital
Net capital	$349,493,552	$216,749,915	$721,650,904
Net unrealized appreciation on investment in Portfolio Funds	161,945,259	105,145,018	247,457,583
Members’ Capital	$511,438,811	$321,894,933	$969,108,487

The accompanying notes are an integral part of the financial statements

14

Statements of Operations

For the year ended January 31, 2018

		Aetos Capital
	Aetos Capital	Distressed	Aetos Capital
	Multi-Strategy	Investment	Long/Short
	Arbitrage	Strategies	Strategies
	Fund, LLC	Fund, LLC	Fund, LLC
Investment income:
Dividends from money market funds	$181,745	$163,504	$296,892
Total investment income	181,745	163,504	296,892

Expenses:
Investment management fees	3,825,738	2,587,349	6,937,469
Administration fees	373,224	253,945	673,600
Board of Managers’ fees	76,333	76,333	76,333
Professional fees	498,542	458,982	372,542
Custodian fees	69,431	54,019	110,983
Registration fees	17,439	21,903	15,207
Printing fees	15,205	15,205	15,205
Other expenses	19,990	19,150	21,710
Total expenses	4,895,902	3,486,886	8,223,049
Net investment loss	(4,714,157)	(3,323,382)	(7,926,157)

Net realized gain on Portfolio Funds sold	33,717,876	43,612,369	43,953,627

Net change in unrealized appreciation on investments in Portfolio Funds	7,901,434	(27,952,473)	46,501,531
Net increase in Members’ Capital derived from investment activities	$36,905,153	$12,336,514	$82,529,001

The accompanying notes are an integral part of the financial statements

15

Statements of Changes in Members’ Capital

For the year ended January 31, 2018 and January 31, 2017

	Aetos Capital Multi-Strategy Arbitrage Fund, LLC		Aetos Capital Distressed Investment Strategies Fund, LLC
	2/1/17–	2/1/16–	2/1/17–	2/1/16–
	1/31/18	1/31/17	1/31/18	1/31/17
From investment activities:
Net investment loss	$(4,714,157)	$(5,344,279)	$(3,323,382)	$(1,539,876)
Net realized gain on Portfolio Funds sold	33,717,876	65,266,390	43,612,369	48,346,614
Net change in unrealized appreciation on investments in Portfolio Funds	7,901,434	(22,217,681)	(27,952,473)	(5,001,506)
Net increase in Members’ Capital derived from investment activities	36,905,153	37,704,430	12,336,514	41,805,232

Distributions:
Tax withholding on behalf of foreign investors	(338,129)	(341,406)	(893,332)	(335,340)
Refund of tax withholding on behalf of foreign investors	112,246	—	184,834	94,172
Total distributions	(225,883)	(341,406)	(708,498)	(241,168)

Members’ Capital transactions:
Proceeds from sales of Interests (1)	18,996,084	43,167,445	11,979,051	31,497,540
Repurchase of Interests (2)	(78,449,693)	(187,043,504)	(111,038,081)	(100,909,714)
Net decrease in Members’ Capital derived from capital transactions	(59,453,609)	(143,876,059)	(99,059,030)	(69,412,174)
Net decrease in Members’ Capital	(22,774,339)	(106,513,035)	(87,431,014)	(27,848,110)
Members’ Capital at beginning of year	534,213,150	640,726,185	409,325,947	437,174,057
Members’ Capital at end of year	$511,438,811	$534,213,150	$321,894,933	$409,325,947

(1) Proceeds from sales of Interests during the year 2/1/16 – 1/31/17 include transfers amongst the Funds.

(2) Repurchases of Interests during the year 2/1/16 - 1/31/17 include transfers amongst the Funds.

The accompanying notes are an integral part of the financial statements

16

Statements of Changes in Members’ Capital (Concluded)

For the year ended January 31, 2018 and January 31, 2017

	Aetos Capital Long/Short Strategies Fund, LLC
	2/1/17–	2/1/16–
	1/31/18	1/31/17
From investment activities:
Net investment loss	$(7,926,157)	$(8,358,128)
Net realized gain on Portfolio Funds sold	43,953,627	101,246,279
Net change in unrealized appreciation on investments in Portfolio Funds	46,501,531	(60,603,567)
Net increase in Members’ Capital derived from investment activities	82,529,001	32,284,584

Distributions:
Tax withholding on behalf of foreign investors	(1,225,452)	(961,813)
Refund of tax withholding on behalf of foreign investors	31,055	8
Total distributions	(1,194,397)	(961,805)

Members’ Capital transactions:
Proceeds from sales of Interests (1)	29,122,586	46,288,729
Repurchase of Interests (2)	(58,516,006)	(212,453,500)
Net decrease in Members’ Capital derived from capital transactions	(29,393,420)	(166,164,771)
Net increase/ (decrease) in Members’ Capital	51,941,184	(134,841,992)
Members’ Capital at beginning of year	917,167,303	1,052,009,295
Members’ Capital at end of year	$969,108,487	$917,167,303

(1) Proceeds from sales of Interests during the year 2/1/16 – 1/31/17 include transfers amongst the Funds.

(2) Repurchases of Interests during the year 2/1/16 - 1/31/17 include transfers amongst the Funds.

The accompanying notes are an integral part of the financial statements

17

Statements of Cash Flows

For the year ended January 31, 2018

	Aetos Capital Multi-Strategy Arbitrage Fund, LLC	Aetos Capital Distressed Investment Strategies Fund, LLC	Aetos Capital Long/Short Strategies Fund, LLC

Cash flows from operating activities
Net increase in Members’ Capital derived from investment activities	$36,905,153	$12,336,514	$82,529,001
Adjustments to reconcile net increase in Members’ Capital derived from investment activities to net cash provided by operating activities
Purchases of Portfolio Funds	—	(4,000,000)	(127,520,197)
Net Purchases of Money Market Investments	(23,140,512)	(15,238,458)	(7,126,901)
Sales of Portfolio Funds	92,437,498	116,653,779	181,490,516
Net realized gain on Portfolio Funds sold	(33,717,876)	(43,612,369)	(43,953,627)
Net change in unrealized appreciation on Investments in Portfolio Funds	(7,901,434)	27,952,473	(46,501,531)
Decrease in receivable for income distribution from Portfolio Fund	—	1,143,739	—
Increase in accrued income	(30,221)	(12,314)	(13,301)
Decrease in investment management fees payable	(99,575)	(108,386)	(129,209)
Decrease in professional fees and other accrued expenses	(3,574)	(24,654)	(31,548)
Increase in Board of Managers’ fees payable	508	508	508
Net cash provided by operating activities	64,449,967	95,090,832	38,743,711

Cash flows from financing activities
Tax withholding on behalf of foreign investors	(338,129)	(893,332)	(1,225,452)
Refund of tax withholding on behalf of foreign investors	112,246	184,834	31,055
Proceeds from sales of Interests	18,996,084	11,979,051	29,122,586
Repurchases of Interests	(83,230,832)	(106,367,083)	(66,683,379)
Net cash used in financing activities	(64,460,631)	(95,096,530)	(38,755,190)

Net decrease in cash	(10,664)	(5,698)	(11,479)
Cash, beginning of year	10,664	5,698	11,479
Cash, end of year	—	—	—

The accompanying notes are an integral part of the financial statements

18

Financial Highlights

Aetos Capital Multi-Strategy Arbitrage Fund, LLC

	2/1/17 - 1/31/18	2/1/16 - 1/31/17	2/1/15 - 1/31/16	2/1/14 - 1/31/15	2/1/13 - 1/31/14

Total return(1)	7.35%	7.08%	(3.21%)	1.16%	7.30%
Net assets, end of period (000's)	$511,439	$534,213	$640,726	$733,314	$752,547
Ratios to average net assets:
Expenses(2)(3)	0.94%	0.95%	0.89%	0.89%	0.88%
Net investment loss	(0.90%)	(0.94%)	(0.89%)	(0.89%)	(0.88%)
Portfolio turnover rate	0.00%	14.96%	2.85%	0.00%	0.00%

Aetos Capital Distressed Investment Strategies Fund, LLC

	2/1/17 - 1/31/18	2/1/16 - 1/31/17	2/1/15 - 1/31/16	2/1/14 - 1/31/15	2/1/13 - 1/31/14

Total return(1)	3.66%	10.98%	(4.30%)	3.06%	11.66%
Net assets, end of period (000's)	$321,895	$409,326	$437,174	$501,507	$510,864
Ratios to average net assets:
Expenses(2)(3)	0.98%	0.97%	0.94%	0.95%	0.94%
Net investment income/(loss)	(0.93%)	(0.37%)	(0.28%)	(0.40%)	0.19%
Portfolio turnover rate	5.88%	7.30%	0.37%	0.00%	2.46%

Aetos Capital Long/Short Strategies Fund, LLC

	2/1/17 - 1/31/18	2/1/16 - 1/31/17	2/1/15 - 1/31/16	2/1/14 – 1/31/15	2/1/13 - 1/31/14

Total return(1)	9.17%	3.77%	0.90%	9.18%	10.86%
Net assets, end of period (000's)	$969,108	$917,167	$1,052,009	$1,152,928	$1,096,591
Ratios to average net assets:
Expenses(2)(3)	0.87%	0.88%	0.87%	0.87%	0.89%
Net investment loss	(0.84%)	(0.87%)	(0.87%)	(0.87%)	(0.89%)
Portfolio turnover rate	14.10%	4.83%	13.87%	14.44%	17.93%

(1)	Tax withholding on behalf of certain investors is treated as a reinvested distribution.
(2)	Expense ratios do not reflect the Fund’s proportionate share of expenses of the Portfolio Funds.
(3)	The expense ratios do not include the Program Fees charged separately to investors as described in Note 3 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements

19

Notes to Financial Statements

January 31, 2018

1. Organization

The Aetos Capital Multi-Strategy Arbitrage Fund, LLC, the Aetos Capital Distressed Investment Strategies Fund, LLC, and the Aetos Capital Long/Short Strategies Fund, LLC (collectively the “Funds” and individually a “Fund”) were formed in the state of Delaware as limited liability companies. The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end, non-diversified, management investment companies. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 - Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). Each Fund is a fund-of-funds. The Funds seek capital appreciation by allocating their assets among a select group of private investment funds (commonly known as hedge funds) (“Portfolio Funds”) that utilize a variety of alternative investment strategies that seek to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes. Aetos Alternatives Management, LLC serves as the Investment Manager to the Funds.

The Funds operate under a master fund/feeder fund structure. Feeder Funds invest substantially all of their investable assets in the Funds. As of January 31, 2018 the Feeder Funds’ beneficial ownership of their corresponding Master Funds’ members’ capital are 84%, 86%, 91%, 2%, 2% and 1%, for the Aetos Capital Multi-Strategy Arbitrage Cayman Fund, Aetos Capital Distressed Investment Strategies Cayman Fund, Aetos Capital Long/Short Strategies Cayman Fund, Aetos Capital Multi-Strategy Arbitrage Cayman Fund II, Aetos Capital Distressed Investment Strategies Cayman Fund II and Aetos Capital Long/Short Strategies Cayman Fund II respectively. The Investment Manager may receive an additional management fee and/or an incentive fee at the feeder fund level.

The principal investment objective of each Fund is as follows:

Aetos Capital Multi-Strategy Arbitrage Fund, LLC seeks to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes, by allocating its assets among a select group of portfolio managers that utilize a variety of arbitrage strategies.

Aetos Capital Distressed Investment Strategies Fund, LLC seeks to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes, by allocating its assets among a select group of portfolio managers across a variety of distressed investment strategies.

Aetos Capital Long/Short Strategies Fund, LLC seeks to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes, by allocating its assets among a select group of portfolio managers across a variety of long/short strategies.

20

Notes to Financial Statements (continued)

1. Organization (continued)

The Funds may offer, from time to time, to repurchase outstanding members’ interests (“Interests”) pursuant to written tenders by members. The Funds may offer to repurchase Interests four times each year, as of the last business day of March, June, September and December. However, repurchase offers will only be made at such times and on such terms as may be determined by the Funds’ Board of Managers (the “Board”) in its sole discretion.

Interests may be purchased on the first business day of each calendar month or at such other times as may be determined by the Board.

2. Significant Accounting Policies

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of the significant accounting policies followed by the Funds:

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Investment Manager to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates, and such differences could be material.

B. Portfolio Valuation and Security Transactions

The net asset values of the Funds are determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

The Investment Manager has established a Valuation Committee that has oversight responsibility for the valuation of each of the Funds’ investments in Portfolio Funds. Members of the Valuation Committee include key members of the Investment Manager’s Senior Management, Compliance, Due Diligence and Risk Management teams.

Investments in Portfolio Funds are presented in the accompanying financial statements at fair value, as determined by the Funds’ Investment Manager under the general supervision of the Board. Such fair value generally represents a Fund’s pro-rata interest in the net assets of a Portfolio Fund as provided by the Portfolio Funds. As a general matter, the fair value of the Funds’ interests in Portfolio Funds will represent the amount that the Funds could reasonably expect to receive from the Portfolio Funds if the Funds’ interests were redeemed at the time of the valuation, based on information reasonably available at the time the valuation is determined and that the Funds believe to be reliable.

21

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

B. Portfolio Valuation and Security Transactions (continued)

The Investment Manager considers information provided by the Portfolio Funds regarding the methods they use to value underlying investments in the Portfolio Funds and any restrictions on or illiquidity of the interests in the Portfolio Funds, in determining fair value.

Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts a Fund could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

Investments in open-end registered investment companies are valued at net asset value (“NAV”).

The FASB issued ASC Topic 820, Fair Value Measurements and Disclosures which establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly the fair value hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation. The levels of the fair value hierarchy under FASB ASC Topic 820-10-35-39 to 55 are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active.

•	Level 3 – Inputs that are unobservable.

Inputs broadly refer to assumptions that market participants use to make valuation decisions, including assumptions about risk. ASC Topic 820-10-35-59 permits the Investment Manager to estimate the fair value of the investments in the Portfolio Funds at the net asset value reported by the Portfolio Funds if the net asset value is calculated in a manner consistent with the measurement principles of ASC Topic 946, Financial Services – Investment Companies. The Investment Manager evaluates each Portfolio Fund individually to determine that its net asset value is calculated in a manner consistent with ASC 946.

22

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

B. Portfolio Valuation and Security Transactions (continued)

The Investment Manager also considers whether an adjustment to the net asset value reported by the Portfolio Fund is necessary based upon various factors, including, but not limited to, the attributes of the interest in the Portfolio Fund held, including the rights and obligations, and any restrictions on or illiquidity of such interests, and the fair value of such Portfolio Fund’s investment portfolio or other assets and liabilities. The net asset value reported by the Portfolio Funds may be based upon unobservable inputs and a significant change in those unobservable inputs could result in a significantly lower or higher reported net asset value reported for such Portfolio Funds.

Valuations reflected in this report are as of the report date. As a result, changes in the valuation due to market events and/or issuer related events after the report date and prior to the issuance of the report are not reflected herein.

The following table presents information about the level within the fair value hierarchy at which the Funds’ investments are measured as of January 31, 2018:

Aetos Capital Multi-Strategy Arbitrage Fund, LLC
Strategy	Level 1	Level 2	Level 3	Total
Investments in Portfolio Funds (1)	$—	$—	$—	$475,145,898
Money Market Investment	42,269,544	—	—	42,269,544
Total Investments	$42,269,544	$—	$—	$517,415,442

Aetos Capital Distressed Investment Strategies Fund, LLC
Strategy	Level 1	Level 2	Level 3	Total
Investments in Portfolio Funds (1)	$—	$—	$—	$299,824,489
Money Market Investment	28,998,926	—	—	28,998,926
Total Investments	$28,998,926	$—	$—	$328,823,415

Aetos Capital Long/Short Strategies Fund, LLC
Strategy	Level 1	Level 2	Level 3	Total
Investments in Portfolio Funds (1)	$—	$—	$—	$944,091,706
Money Market Investment	28,864,089	—	—	28,864,089
Total Investments	$28,864,089	$—	$—	$972,955,795

(1) In accordance with ASU 2015-07 investments in Portfolio Funds that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

Realized gains and losses from Portfolio Fund transactions are calculated on the identified cost basis. Investments are recorded on the effective date of the subscription in the Portfolio Fund.

23

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

C. Fund Income and Expenses

Expenses are recorded on an accrual basis. Each Fund bears its own expenses including, but not limited to, any taxes and investment-related expenses incurred by the Funds (e.g., fees and expenses charged by the Portfolio Managers and Portfolio Funds, professional fees, custody and administrative fees). Most expenses of the Funds can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or on another reasonable basis.

Dividend income is recorded on the ex-dividend date.

D. Income Taxes

Each Fund intends to continue to be treated as a partnership for Federal income tax purposes. Each Member is responsible for the tax liability or benefit relating to the Member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements. The Funds withhold and pay taxes on foreign Members’ share of U.S. source income and U.S. effectively connected income, if any, allocated from Portfolio Funds to the extent such income is not exempted from withholding under the Internal Revenue Code and Regulations thereunder. The actual amount of such taxes is not known until all Form K-1s from Portfolio Funds are received, usually in the following tax year. Prior to the final determination, the amount of tax is estimated based on information available. The final tax could be different from the estimated tax and the difference could be significant. Such withholdings are recorded as distributions in the Statements of Changes in Members’ Capital, and are allocated to the individual Members’ Capital accounts to which they apply and are not an expense of the Funds.

The Investment Manager applies the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Investment Manager to determine whether a tax position of the Funds is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. However, the Investment Manager's conclusions regarding Accounting for Uncertainty in Income Taxes may be subject to review and adjustment at a later date based on on-going analyses of tax laws, regulations and interpretations thereof and other factors. Each of the Fund's federal, state and local tax returns for all open tax years remains subject to examination by the Internal Revenue Service and local tax authorities.

E. Distribution Policy

The Funds have no present intention of making periodic distributions of their net investment income or capital gains, if any, to Members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

24

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

F. Distributions from Portfolio Funds

Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

G. Cash

Cash is defined as cash on deposit at financial institutions.

H. New Accounting Pronouncements

In November 2016 the FASB issued Accounting Standards Update (“ASU”) 2016-18, Restricted Cash. This update requires the Statements of Cash Flows to explain the change during the period in total cash, cash equivalents and amounts generally described as restricted cash. As a result, amounts generally described as restricted cash should be included with cash and cash equivalents when reconciling the beginning and ending total amounts shown on the Statements of Cash Flows. The update is effective for fiscal years beginning after December 15, 2018. Management does not expect the adoption of this guidance to have a material effect on the financial statements.

3. Investment Manager Fee, Related Party Transactions and Other

The Funds paid the Investment Manager a monthly management fee (the “Management Fee”) at the annual rate of 0.75% of the net asset value of each Fund as of the last day of the month (before any repurchases of Interests). As of January 1, 2018 this rate was amended to 0.55%. The Investment Manager is responsible for providing day-to-day investment management services to the Funds, and for providing various administrative services to the Funds.

The Investment Manager may also be paid a Program Fee outside of the Funds for services rendered to investors. The Program Fee is paid directly by the investors at an annual rate of up to 0.60% of an investor’s assets in the Funds, which was amended from 0.50% as of January 1, 2018. The Program Fee may also include an annual performance-based incentive fee outside of the Funds based on the return of an investor’s account with the Investment Manager.

25

Notes to Financial Statements (continued)

3. Investment Manager Fee, Related Party Transactions and Other (continued)

HedgeServ (Cayman) Ltd., a limited company incorporated in the Cayman Islands, (the “Administrator”) provides administration, accounting and investor services to the Funds. In consideration for such services, the Funds pay the Administrator a monthly fee based on their combined prior month-end net assets at an annual rate of 0.12% on the first $250 million of net assets, 0.10% on net assets between $250 million and $500 million, 0.07% on net assets between $500 million and $750 million and 0.06% on net assets over $750 million, and will reimburse the Administrator for certain out-of-pocket expenses. Each Fund is allocated its pro-rata share of the monthly fee based upon its prior month-end members capital adjusted for capital activity.

JPMorgan Chase Bank, N.A. acts as the custodian (the “Custodian”) for the Funds’ assets. In consideration for such services, each Fund pays the Custodian a monthly fee, based on month-end assets under management, at an annual rate of up to 0.01%. Each Fund also pays the Custodian an annual fee of $7,500 per Cayman Feeder Fund to act as qualified Custodian for each Cayman feeder fund.

Each Member of the Board who is not an “interested person” of the Funds as defined by the 1940 Act receives an annual retainer of $55,000 and regular quarterly meeting fees of $5,000 per meeting (additional meeting fees are $500 per meeting). The chairman of the audit committee receives an additional annual retainer of $4,000. Any Member of the Board of Managers who is an “interested person” does not receive any annual or other fee from the Funds. All Members of the Board of Managers are reimbursed by the Funds for reasonable out-of-pocket expenses.

Net profits or net losses of the Funds for each fiscal period are allocated among and credited to or debited against the capital accounts of Members as of the last day of each fiscal period in accordance with each Member’s respective investment percentage for each Fund. Net profits or net losses are measured as the net change in the value of the net assets of a Fund during a fiscal period, before giving effect to any repurchases of Interests in the Fund, and excluding the amount of any items to be allocated among the capital accounts of the Members of the Fund, other than in accordance with the Members’ respective investment percentages.

4. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Portfolio Funds in which the Funds invest trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, use of leverage and swap contracts. The Funds’ risk of loss in these Portfolio Funds is limited to the value of their investments in the Portfolio Funds.

26

Notes to Financial Statements (continued)

5. Risk Factors

Limitations on the Funds’ ability to withdraw their assets from Portfolio Funds may limit the Funds’ ability to repurchase their Interests. For example, many Portfolio Funds impose lock-up periods prior to allowing withdrawals, which can be two years or longer. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as monthly, quarterly, semi-annually, annually or biannually. Many Portfolio Funds may also indefinitely suspend redemptions or establish restrictions on the ability to fully receive proceeds from redemptions through the application of a redemption restriction or “gate.” In instances where the primary source of funds to repurchase Interests will be withdrawals from Portfolio Funds, the application of these lock-ups and withdrawal limitations may significantly limit the Funds’ ability to repurchase their Interests.

The Funds invest primarily in Portfolio Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. Such risks include those related to the volatility of the equity, credit, and currency markets, the use of leverage associated with certain fixed income strategies, derivative contracts and in connection with short positions, the potential illiquidity of certain instruments and counterparty and broker arrangements.

Some of the Portfolio Funds in which the Funds invest may invest all or a portion of their assets in securities which are illiquid or are subject to an anticipated event. These Portfolio Funds may create “side pockets” in which to hold these securities. Side pockets are series or classes of shares which are not redeemable by the investors but which are automatically redeemed or converted back into the Portfolio Fund’s regular series or classes of shares upon the realization of those securities or the happening of some other liquidity event with respect to those securities.

These “side pockets” can often be held for long periods before they are realized, and may therefore be much less liquid than the general liquidity offered on the Portfolio Fund’s regular series or classes of shares. Should the Funds seek to liquidate their investment in a Portfolio Fund that maintains investments in a side pocket arrangement or that holds a substantial portion of its assets in illiquid securities, the Funds might not be able to fully liquidate their investments without delay, which could be considerable. In such cases, during the period until the Funds are permitted to fully liquidate the investment in the Portfolio Fund, the value of the investment could fluctuate.

The Portfolio Funds may utilize leverage in pursuit of achieving a potentially greater investment return. The use of leverage exposes a Portfolio Fund to additional risk including (i) greater losses from investments than would otherwise have been the case had the Portfolio Fund not used leverage to make the investments; (ii) margin calls or interim margin requirements may force premature liquidations of investment positions; and (iii) losses on investments where the investment fails to earn a return that equals or exceeds the Portfolio Fund’s cost of leverage related to such investment. In the event of a sudden, precipitous drop in the value of a Portfolio Fund’s assets, the Portfolio Fund might not be able to liquidate assets quickly enough to repay its borrowings, further magnifying the losses incurred by the Portfolio Fund.

27

Notes to Financial Statements (continued)

5. Risk Factors (continued)

The Portfolio Funds may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Fund's net asset value.

The Portfolio Funds may invest in securities of foreign companies that involve special risks and considerations not typically associated with investments in the United States of America, due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Portfolio Fund. Such concentrations may subject the Portfolio Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Funds invest in a limited number of Portfolio Funds and such concentrations may result in additional risk. Various risks are also associated with an investment in the Funds, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the Interests.

The Funds and Portfolio Funds are also subject to the risk of losses arising in connection with cybersecurity incidents.

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. Investment Transactions

For the year ended January 31, 2018, purchases and sales of Portfolio Funds were as follows:

Fund	Purchases	Sales
Aetos Capital Multi-Strategy Arbitrage Fund, LLC	$—	$94,270,551
Aetos Capital Distressed Investment Strategies Fund, LLC	20,000,000	112,053,623
Aetos Capital Long/Short Strategies Fund, LLC	127,520,197	182,317,156

7. Investments

As of January 31, 2018, collectively the Funds had investments in thirty-four Portfolio Funds, none of which were related parties. The agreements related to investments in Portfolio Funds provide for compensation to the general partners/managers in the form of management fees of 0.5% to 2.0% (per annum) of the net assets and incentive fees or allocations of 10% to 20% of net profits earned. The Portfolio Funds generally provide for periodic redemptions, with lock-up provisions ranging up to 3 years from initial investment.

28

Notes to Financial Statements (continued)

7. Investments (continued)

The liquidity provisions shown in the following tables apply after any applicable lock-up provisions. Further liquidity detail is also provided in the Schedule of Investments.

	Number of Portfolio Funds	% of Total Portfolio Funds

Aetos Capital Multi-Strategy Arbitrage Fund, LLC
Funds allowing monthly withdrawals (notice period of 30 days)	1	11.71%
Funds allowing quarterly withdrawals (notice periods ranging from 60 to 90 days)	3	29.92%
Funds allowing semi-annual withdrawals (notice periods ranging from 60 to 65 days)	2	37.80%
Funds allowing annual withdrawals (notice period of 60 days)	1	20.18%
Funds in liquidation	1	0.39%

	Number of Portfolio Funds	% of Total Portfolio Funds

Aetos Capital Distressed Investment Strategies Fund, LLC
Funds allowing monthly withdrawals (notice period of 45 days)	1	4.87%
Funds allowing quarterly withdrawals (notice period of 65 days)	2	24.79%
Funds allowing semi-annual withdrawals (notice period of 65 days)	1	14.87%
Funds allowing annual withdrawals (notice periods ranging from 65 to 90 days)	2	39.14%
Funds allowing bi-annual withdrawals (notice period of 90 days)	1	14.02%
Funds fully comprised of side-pocket investments	2	2.31%

	Number of Portfolio Funds	% of Total Portfolio Funds

Aetos Capital Long/Short Strategies Fund, LLC
Funds allowing monthly withdrawals (notice period of 30 days)	2	19.54%
Funds allowing quarterly withdrawals (notice periods ranging from 30 to 65 days)	9	57.76%
Funds allowing semi-annual withdrawals (notice period of 60 days)	2	9.62%
Funds allowing annual withdrawals (notice periods ranging from 30 to 45 days)	2	12.76%
Funds fully comprised of side-pocket investments	1	0.01%
Funds in liquidation	1	0.31%

29

Notes to Financial Statements (continued)

8. Commitments

Through March 1, 2018, the Funds had made no commitments to purchase Portfolio Funds and made the following redemption request from Portfolio Funds, which is effective February 1, 2018:

Fund	Redemptions	Amount

Aetos Capital Multi-Strategy Arbitrage Fund, LLC
	Luxor Capital Partners Liquidating SPV, LLC	$1,463,109

9. Subsequent Events

Through March 1, 2018, the Funds made no repurchases of Interests and received the following contributions:

Fund	Amount
Aetos Capital Multi-Strategy Arbitrage Fund, LLC	$3,094,450
Aetos Capital Distressed Investment Strategies Fund, LLC	1,705,950
Aetos Capital Long/Short Strategies Fund, LLC	3,810,350

The following table summarizes the repurchase requests received by the Funds subsequent to January 31, 2018, all of which are effective March 31, 2018:

Fund	Number of Investors	Estimated Redemption Amount Subsequent to 01/31/18	% of Members’ Capital
Aetos Capital Multi-Strategy Arbitrage Fund, LLC	6	$5,895,877	1.15%
Aetos Capital Distressed Investment Strategies Fund, LLC	6	$3,026,658	0.94%
Aetos Capital Long/Short Strategies Fund, LLC	6	$6,681,289	0.69%

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of January 31, 2018.

30

Managers and Officers of the Funds (unaudited)

Name, Address(1), Age	Position(s) Held with Funds	Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years/Other Directorships(3) Held by Board Member	Number of Funds in the Fund Complex Overseen by Manager(4)
Independent Managers:
Ellen Harvey 63	Manager	Since 2002	Principal, Lindsey Criswell LLC, July 2008-Present; Managing Director, Miller Investment Management, September 2008-Present; Trustee of Cutwater Select Income Fund, March 2010-Present; Trustee of Managed Duration Investment Grade Municipal Fund, November 2016-Present	3
Pierre de Saint Phalle 69	Manager	Since 2002	Managing Director, Promontory Financial Group, May 2006-November 2016; Senior Consultant, Promontory Financial Group, December 2016-Present	3
Warren J. Olsen 61	Manager	Since 2003	Chairman and Chief Investment Officer, SCB Global Capital Management, July 2014-Present; Chairman and Chief Investment Officer, First Western Investment Management, September 2002-July 2014	3
Interested Managers:
Michael Klein(5) 59	Manager and President	Since 2003	Co-President, Aetos Alternatives Management, LLC and Managing Director, Aetos Capital, LLC, March 2000-Present; Director/Trustee of certain funds in the Morgan Stanley Fund Complex, August 2006-Present	3
Officers:
Anne Casscells 59	Chief Investment Officer	Since 2002	Co-President, Aetos Alternatives Management, LLC and Managing Director, Aetos Capital, LLC, October 2001- Present	N/A
Scott Sawyer 49	Treasurer	Since 2004	Director, Aetos Capital, LLC, August 2004- Present	N/A
Harold J. Schaaff 57	Vice President and Secretary	Since 2001	General Counsel and Managing Director, Aetos Capital, LLC, March 2001-Present	N/A

(1)	Each Manager can be contacted by writing to Aetos Capital, LLC 875 Third Avenue, New York, NY 10022.
(2)	Each Manager holds office until the next meeting of shareholders at which Managers are elected following his or her election or appointment and until his successor has been elected and qualified.
(3)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(4)	The “Fund Complex” consists of all registered investment companies for which Aetos Alternatives Management, LLC or any of its affiliates serves as investment adviser.
(5)	Mr. Klein is considered to be an “interested person” of the Fund as defined in the 1940 Act because he is a Co-President of Aetos Alternatives Management, LLC.

31

Approval of Investment Advisory Agreements

January 31, 2018

(Unaudited)

At a meeting held in person on November 10, 2017, the Board of Managers of each Fund (the “Boards”), including the board members who are not “interested persons” of the Funds, as such term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Board Members”), discussed the materials previously provided to them and reviewed the nature, quality and scope of the services provided to the Funds by the Investment Manager. The Boards also considered the proposed fees to be charged under the Investment Advisory Agreements, as well as each Fund’s performance, and reviewed the comparative fee and performance data previously provided by the Investment Manager. They also considered the information previously provided by the Investment Manager regarding the Investment Manager’s financial performance and profitability. In considering the approval of the amended Investment Advisory Agreement for each Fund, the Board members gave consideration to the following factors:

Nature, Extent and Quality of Services

The Board of each Fund reviewed and considered the nature and extent of the investment advisory services provided by the Investment Manager to the Funds under the relevant Investment Advisory Agreement, including the selection of underlying hedge funds (“Portfolio Funds”), allocation of each Fund’s assets among, and monitoring performance of, Portfolio Funds, evaluation of risk exposure of Portfolio Funds and reputation, experience and training of Portfolio Funds’ investment managers (“Portfolio Managers”), management of short-term cash and operations of each Portfolio Fund, and day-to-day portfolio management and general due diligence examination of Portfolio Funds before and after committing assets of each Fund for investment. The Boards also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Investment Manager under the Investment Advisory Agreements, including, among other things, providing to each Fund office facilities, equipment and personnel. The Boards also reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Investment Manager who provide the investment advisory and administrative services to each Fund. The Boards determined that the Investment Manager’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services to each Fund in an efficient and professional manner. The Boards concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

The Boards reviewed the performance of each Fund based on information previously provided by the Investment Manager that showed each Fund’s return for its most recent fiscal year and its average return for its most recent three- and five-year periods as compared to the return of other comparable registered funds-of-hedge-funds for their most recent fiscal years and their average returns for their most recent three- and five-year periods, as well as information that compared each Fund’s return since its last fiscal year end to fixed income and equity indices. The Boards considered each Fund’s performance since inception and the relative lack of correlation of such performance to fixed income or equity indices generally. The Boards concluded that each Fund’s performance was satisfactory.

32

Approval of Investment Advisory Agreements (Unaudited)(continued)

Fees and Expense Ratios Relative to Comparable Funds Managed by Other Advisers

The Boards reviewed the proposed reduced management fee rate of 0.55% annually of the net asset value of each Fund (the “Management Fee”) and expected total expense ratio of each Fund, after giving effect to the reduced management fee rate. The Boards also reviewed the annual separate program fee (the “Program Fee”) of up to 0.60% annually of an investor's assets in the investment program managed by the Investment Manager (the “Program”) and the performance fee of up to 10% annually of aggregate Program net profits above the return of the 90 day Treasury Bill (the “Incentive Fee”) payable to the Investment Manager by Program investors in the Funds. The Boards also considered a report previously prepared by the Investment Manager comparing the fees payable by each Fund to those payable by other comparable registered funds-of-hedge-funds. The Boards noted that the fees proposed to be paid to the Investment Manager, including the Program fee and the Incentive Fee, were generally lower (and sometimes significantly lower) than or comparable to the fees payable to the advisers of most comparable registered funds-of-hedge-funds. The Boards concluded that each Fund’s proposed Management Fee, the Program fee, the Incentive Fee and the Fund's total expense ratio were reasonable and satisfactory in light of the services provided.

Breakpoints and Economies of Scale

The Boards reviewed the structure of each Fund’s Management Fee schedule under the Investment Advisory Agreements and noted that it does not include any breakpoints. The Boards considered that each Fund’s proposed reduced Management Fee was 0.55% annually and concluded that the fee was sufficiently low that the Boards did not need to consider adding breakpoints at this time. The Boards also determined that, given the relative size of each Fund, economies of scale were not a factor that needed to be considered at this time.

Profitability of the Investment Manager and Affiliates

The Boards considered information previously provided by the Investment Manager concerning the costs incurred and profits realized by the Investment Manager and its affiliates during the previous year from the Investment Manager’s relationship with each Fund. The Boards noted that the Funds’ investor base consists of sophisticated, mostly institutional investors that are capable of evaluating whether the fees charged and the services provided by the Investment Manager are appropriate. The Boards noted that the Investment Manager had first become profitable in 2005, and that its profit margins had not substantially increased since that time and, in fact, had experienced a decline over the last several years. Based on their review of the information they received, the Boards concluded that the profits earned by the Investment Manager and its affiliates were not excessive in light of the advisory, administrative and other services provided to each Fund.

Other Benefits to the Investment Manager

The Boards considered other benefits received by the Investment Manager and its affiliates as a result of their relationships with the Funds and did not regard such benefits as excessive.

33

Approval of Investment Advisory Agreements (Unaudited)(continued)

General Conclusion

After considering and weighing all of the above factors, the Board of each Fund, including the Independent Board Members, unanimously concluded that it would be in the best interest of such Fund and its Members to approve the amended Investment Advisory Agreements. No single factor reviewed by the Boards was identified by the Boards as the principal factor in determining whether to approve each amended Investment Advisory Agreement, and each Board member attributed different weights to the various factors. Prior to voting, the Independent Board Members also discussed the proposed approval of the amended Investment Advisory Agreement in private sessions with legal counsel for the Funds at which no representatives of the Investment Manager were present.

34

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s President and Treasurer. The registrant amended its code of ethics effective October 2016 to include references to software used in the administration of the code of ethics. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Managers has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Warren J. Olsen. Mr. Olsen is independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers (“PwC”) Related to the Fund.

PwC billed the Fund aggregate fees for services rendered to the Fund for the last two fiscal years as follows:

		Fiscal 2018			Fiscal 2017

		All fees and services to the Fund that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Fund that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$56,850	$0	$0	$52,100	$0	$0

(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0

(c)	Tax Fees (2)	$140,840	$0	$0	$134,090	$0	$0

(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Notes:

(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Tax fees relate to preparation of federal and state tax returns.

(e)(1)	The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services (including tax services) to be provided to the Fund and all non-auditing services to be provided to the Fund’s investment adviser (or any affiliate thereof that provides ongoing services to the Fund) if such services relate directly to operations and financial reporting of the Fund.

(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2018	Fiscal 2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not applicable.

(g)	The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $0 and $0 for Fiscal 2018 and Fiscal 2017, respectively.

(h)	During the past fiscal year no non-audit services were provided by the registrant’s principal accountant to either the registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Aetos Alternatives Management, LLC

Proxy Voting Policy

I.	Introduction

This policy sets forth Aetos Alternatives Management, LLC (“AAM”) policies and procedures for voting proxies with respect to portfolio securities held in the accounts for which AAM provides discretionary investment management services and for which AAM has the explicit authority to vote their proxies. The policy will be reviewed and, if necessary, updated periodically to address new or revised proxy voting issues as they arise.

As an investment manager for various clients, including clients governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), AAM may vote proxies as part of its authority to manage, acquire and dispose of client account assets, unless the “named fiduciary” for an ERISA account has explicitly reserved the authority for itself, or in the case of an account not governed by ERISA, the client investment management agreement does not provide that AAM will vote proxies. When voting proxies for client accounts, AAM will make voting decisions solely in the best interests of its clients and its ERISA plan clients and beneficiaries and participants, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. In fulfilling its obligations to its clients, AAM will act in a manner it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

II.	Routine Corporate Matters

AAM will generally, although not always, vote in support of management on matters which are common management-sponsored initiatives, provided that, in AAM’s opinion, approval of such initiatives will not detract from the economic value of the company’s securities held in AAM client accounts. These matters are set out below:

(i)	Appointment or election of auditors;

(ii)	Routine elections or re-elections of directors;

(iii)	Director’s liability and indemnification;

(iv)	General updating/corrective amendments to charter;

(v)	Name changes;

(vi)	Elimination of cumulative voting; and

(vii)	Elimination of preemptive rights.

III.	Issues Having the Potential for Major Economic Impact

A.	AAM will generally, although not always, vote in support of management initiatives which may have a substantive financial or best interest impact, provided that, in AAM’s opinion, approval of such initiatives will not detract from the economic value of the company’s securities held in AAM client accounts. These matters are set out below:

(i)	Capitalization changes which eliminate other classes of stock and voting rights;

(ii)	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization;

(iii)	Stock purchase plans with an exercise price of not less than 85% of fair market value;

(iv)	Stock option plans that are incentive based and not excessive;

(v)	Other stock-based plans which are appropriately structured;

(vi)	Reductions in supermajority vote requirements; and

(vii)	Adoption of anti-greenmail provisions.

B.	AAM will generally not vote in support of management on certain issues which have a potential substantive financial or best interest impact when AAM believes that approval of the proposal may negatively impact the economic value of the company’s securities held in AAM client accounts. These matters are set out below:

(i)	Capitalization changes which add classes of stock which are blank check in nature or that dilute the voting interests of existing shareholders;

(ii)	Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders;

(iii)	Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers;

(iv)	Amendments to by-laws which would require supermajority shareholder votes to pass or repeal certain provisions;

(v)	Classified boards of directors;

(vi)	Reincorporation into a state which has more stringent anti-takeover and related provisions;

(vii)	Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding;

(viii)	Excessive compensation or non-salary compensation related proposals;

(ix)	Change-in-control provisions in non-salary compensation plans, employment contracts and severance agreements that benefit management and would be costly to shareholders if triggered; and

(x)	“Other business as properly comes before the meeting” proposals which give a blank check to those acting as proxy.

IV.	Social and Corporate Responsibility Issues

AAM, believing that management’s job is to handle ordinary business matters, and not wanting to arbitrarily impose a judgment on such matters, usually votes with management on these proposals. Third party analyses of these issues are taken into account. If an issue will, in our view negatively impact the investment merits of a company, we will oppose it.

V.	Conflict of Interests

Situations may arise where there are material conflicts between AAM’s interest and those of its advisory clients. AAM may resolve potential conflicts by using any of the following methods: (1) adopting a policy of disclosing the conflict to clients and obtaining their consent before voting: (2) basing the proxy vote on pre-determined voting guidelines if the application of the guidelines to the matter do not involve the exercise of discretion on the part of AAM; or (3) using the recommendations of an independent third party.

VI.	Proxy Voting Record Retention

AAM retains the following records: (1) proxy voting policies and procedures; (2) proxy statements; (3) records of votes cast on behalf of clients; (4) records of clients’ requests for proxy voting information; and (5) any documents prepared by or on behalf of AAM that were material in making decisions on how to vote. AAM retains the above-mentioned records for a minimum of five years.

VII.	Proxy Administration

The decision on how to vote a proxy will generally be made by the investment professional responsible for the security requesting a shareholder vote. The investment professional will consult with the Compliance Officer prior to making any such determination, and the Compliance Officer will determine if the proposed vote is consistent with the policies set forth in II-IV above, in which case no further action is required, or the proposed vote is not in compliance with these guidelines or presents a conflict, in which case the proxy will be reviewed with senior management, who will determine the appropriate vote.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1)

Investment Management Team

Name & Title (Years of Service)

Jonathan Bishop Managing Director and Portfolio Manager, Aetos Alternatives Management, LLC (4)	Managing Director and Portfolio Manager, Aetos Alternatives Management LLC, 2014 – Present; Director and Portfolio Manager, Aetos Alternatives Management LLC, since prior to 2012 – 2013.

Anne Casscells Managing Director and Chief Investment Officer, Aetos Alternatives Management, LLC (16)	Co-President and Chief Investment Officer, Aetos Alternatives Management, LLC and Managing Director, Aetos Capital, LLC, October 2001- Present.

James Gibbons Managing Director and Portfolio Manager, Aetos Alternatives Management, LLC (16)	Managing Director and Portfolio Manager, Aetos Alternatives Management LLC, July 2002 - Present.

Michael Klein Managing Director, Aetos Alternatives Management, LLC (16)	Co-President, Aetos Alternatives Management, LLC and Managing Director, Aetos Capital, LLC, March 2000-Present.

Andrew Walling Managing Director and Portfolio Manager, Aetos Alternatives Management, LLC (4)	Managing Director and Portfolio Manager, Aetos Alternatives Management LLC, 2014 – Present; Director and Portfolio Manager, Aetos Alternatives Management LLC, since prior to 2012 – 2013.

(a)(2)(i), (ii), (iii)

The following tables show information regarding accounts (other than the Fund) managed by each named portfolio manager as of January 31, 2018.

Jonathan Bishop Anne Casscells James Gibbons Michael Klein Andrew Walling	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts where Advisory Firm’s Fee is Based on Account Performance	Total Assets in Accounts where Advisory Firm’s Fee is Based on Account Performance ($ million)
Registered Investment Companies	2	$833	N/A	N/A
Other Pooled Investment Vehicles	None	N/A	N/A	N/A
Other Accounts	11	$8,227	3	$482

(a)(2)(iv)

Material Conflicts of Interest

The Investment Manager manages multiple accounts for multiple clients. In addition to the Funds, these other accounts may include separate accounts, collective trusts, or offshore funds. The Investment Manager manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties. The Investment Manager has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

(a)(3)

Description of Compensation

Professionals employed by the Investment Manager are subject to a compensation structure that includes base salary and a discretionary bonus. Bonuses are variable and depend on many factors, including firm, business unit and individual performance relative to established benchmarks and criteria. Individuals that consistently exceed performance objectives are eligible for promotions and/or equity participation in the firm. Officers are also eligible to share in the net profits of the business under a profit participation plan. Participation amounts are determined on the basis of performance and contribution. In addition, all managing directors of the Investment Manager have a common equity membership in Aetos Capital, LLC.

(a)(4)

Ownership of Securities

As of January 31, 2018 the portfolio managers owned Interests of the Fund as follows:

Jonathan Bishop	None
Anne Casscells	$100,001-500,000
James Gibbons	$500,001-1,000,000
Michael Klein	$100,001-500,000
Andrew Walling	None

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable as Interests of the Fund are not registered pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant’s last proxy solicitation.

Item 11. Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Aetos Capital Long/Short Strategies Fund, LLC

By (Signature and Title)*	/s/ Michael F. Klein
Michael F. Klein, President

Date: 4/05/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael F. Klein
Michael F. Klein, President

Date: 4/05/18

By (Signature and Title)*	/s/ Scott D. Sawyer
Scott D. Sawyer, Treasurer

Date: 4/05/18

* Print the name and title of each signing officer under his or her signature.